Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO REVENUE INTEREST FINANCING AGREEMENT

This First Amendment to Revenue Interest Financing Agreement (this “Amendment”) is made as of August 4, 2022, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Company”), the purchasers party hereto (collectively, the “Purchasers” and individually, a “Purchaser”) and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Company, the Administrative Agent and the Purchasers previously entered into that certain Revenue Interest Financing Agreement, dated as of April 19, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Revenue Interest Financing Agreement”, and as further amended by this Amendment, the “Revenue Interest Financing Agreement”); and

WHEREAS, the Company, the Administrative Agent and the Purchasers party hereto (which constitute all of the Purchasers) have agreed to amend the Existing Revenue Interest Financing Agreement on the terms and subject to the conditions set forth herein to make a technical correction with respect to a patent application number.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Company, the Administrative Agent and the Purchasers party hereto hereby covenants and agrees as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Revenue Interest Financing Agreement.
2.Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, on the Amendment Effective Date, the Revenue Interest Financing Agreement is hereby amended so that “17/496,479” in the definitions of “MOIC Patent Grant Condition” and “Patent Grant Condition” is replaced with “17/496,470”.
3.Reaffirmation of Transaction Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Revenue Interest Financing Agreement and the other Transaction Documents remain in full force and effect.
4.Conditions Precedent to Effectiveness. This Amendment shall be effective when this Amendment shall have been executed by the Company, the Administrative Agent, and each of the Purchasers.
5.Miscellaneous.
(a)	Except as otherwise expressly provided herein, all provisions of the Revenue Interest Financing Agreement and the other Transaction Documents remain in full force and effect. This Amendment shall constitute a Transaction Document.

US-DOCS\141391420.1

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.
(c)	This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(d)	This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Revenue Interest Financing Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed as of the date first above written.

BIOXCEL THERAPUETICS, INC.

as the Company

By: /s/ Vimal Mehta

Name:Vimal Mehta

Title:Chief Executive Officer

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P.

Its: Managing Member

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE TCDRS STRATEGIC CREDIT,

LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE – FORREST MULTI-STRATEGY,

LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE – TBMR STRATEGIC CREDIT

FUND C, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE – TBMR STRATEGIC CREDIT

FUND F, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE – TBMR STRATEGIC CREDIT FUND G, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE – TSE 16 STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

INPRS STRATEGIC CREDIT HOLDINGS,

LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE STRATEGIC INCOME II, INC.

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE SPECIALTY LENDING

CORPORATION

By: Oaktree Capital Management, L.P.

Its: Investment Adviser

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE STRATEGIC CREDIT FUND

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE GCP FUND DELAWARE

HOLDINGS, L.P.

By: Oaktree Global Credit Plus Fund GP, L.P.

Its: General Partner

By:Oaktree Global Credit Plus Fund GP Ltd.

Its:General Partner

By:Oaktree Capital Management, L.P.

Its:Director

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE DIVIERSIFIED INCOME FUND

INC.

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE AZ STRATEGIC LENDING

FUND, L.P.

By: Oaktree AZ Strategic Lending Fund GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its:General Partner

By:Oaktree Fund GP II, L.P.

Its:Managing Member

By: /s/ Ting He

Name: Ting He

Title: Authorized Signatory

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Authorized Signatory

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE LOAN ACQUISION FUND,

L.P.

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By:Oaktree Fund GP II, L.P.

Its:Managing member

By: /s/ Ting He

Name: Ting He

Senior Authorized Signatory

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Authorized Signatory

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

OAKTREE LSL FUND DELAWARE

HOLDINGS EURRC, L.P.

By: Oaktree Life Sciences Lending Fund GP, L.P.

Its: General Partner

By:Oaktree Life Sciences Lending Fund GP Ltd.

Its:General Partner

By: Oaktree Capital Management, L.P.

Its:Director

By: /s/ Ting He

Name: Ting He

Title: Senior Vice President

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

[Signature Page to Amendment to Revenue Interest Financing Agreement]

Exhibit 10.1

PURCHASER:

Q BOOST HOLDING LLC

By: /s/ Ahmed Nasser Al-Abdulghani

Name: Ahmed Nasser Al-Abdulghani

Title: Director

[Signature Page to Amendment to Revenue Interest Financing Agreement]